CONTINUING SECURED LIMITED GUARANTY
                       -----------------------------------


          FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, and to induce HEARTLAND BANK, a federal savings bank ("Lender") to make loans and advance credit to THE FEMALE HEALTH COMPANY ("FHC" or "Borrower"), a Wisconsin corporation, and in consideration of any such loan or advance of credit, the signer hereof, ___________________, "Guarantor", dated and effective as of May 18, 2001, unconditionally guarantees full payment when due of all Liabilities (as hereinafter defined) of Borrower to Lender. This shall be a continuing guaranty.

          1. The term "Liabilities" or a "Liability" as used herein shall include any and all indebtedness and obligations of Borrower to Lender, including extensions, renewals or refundings thereof (and extensions, renewals or refundings made after notice of termination or revocation hereof), whether such be direct or indirect, liquidated or unliquidated, absolute or contingent, joint or several, now existing or hereafter arising, due or to become due and whether or not originally contracted with Lender, including interests acquired by Lender through whole or partial assignment of an item which would have been a Liability if created between Borrower and Lender. "Liabilities" or a "Liability" shall also include all or any portion of any Liability of Borrower to Lender which is assumed by any other person or entity with or without the consent of Lender, and Guarantor hereby guarantees the repayment of any such indebtedness or obligation so assumed by any such person or entity. "Liabilities" or a "Liability" shall further include all costs incurred by Lender in efforts to collect any Liability or to enforce the undertakings of Guarantor hereunder, including expenses, reasonable attorneys' fees (whether or not there is litigation), court costs and all costs in connection with any proceedings under the United States Bankruptcy Code. Guarantor waives notice of acceptance of this Guaranty, notice of extension, renewal, refunding of any Liability and the incurrence of any existing Liability and any Liability which has not yet actually accrued (the latter type of Liability being sometimes hereinafter referred to as an "Inchoate Liability"). All Liabilities shall conclusively be presumed to have been created or accepted by the Lender in reliance on this Guaranty. Notwithstanding anything set forth herein to the contrary, the undersigned's liability hereunder for Liabilities shall not exceed the SUM OF (a) _____________________________ Dollars ($___________________) PLUS
(b) all costs and expenses, including without limitation, the reasonable attorneys' fees and expenses paid or incurred by the Lender in efforts enforce the undertakings of the undersigned hereunder.

          2. This Guaranty is delivered in connection with that certain Promissory Note in the original principal amount of $2,000,000.00, dated as of even date herewith, by Borrower in favor of Lender (as amended, modified, extended, restated or replaced from time to time, the "Note"), and (b) that certain Loan Agreement, dated as of the date herewith, by and between Borrower and Lender (as amended, modified, extended, restated or replaced from time to time, the "Loan Agreement")). Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to such terms as set forth in the Loan Agreement.

          3. This is a continuing, secured, limited, absolute and unconditional guaranty of payment and performance and not merely of collection, and continues in full force and effect until the Liabilities have been fully and indefeasibly paid in cash and the Lender has no other commitment to extend credit or make advances to or for the account of Borrower. Guarantor's liability with respect to the Liabilities is primary, not secondary. Upon the occurrence and during the continuance of any Event of Default, Lender may proceed directly against Guarantor without first proceeding against Borrower, any other person or entity liable for the payment or performance of the Liabilities, or any collateral or other security for the Liabilities or for this Guaranty, including, but not limited to, the Warrant (as hereinafter defined).

          4. Guarantor waives notice of acceptance of this Guaranty, notice of extension, renewal, refunding of any Liability and the incurrence of any existing Liability and any Inchoate Liability. All Liabilities shall conclusively be presumed to have been created or accepted by Lender in reliance on this Guaranty.

          5. Guarantor represents and warrants to Lender that: (a) he or she or it has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower, and Guarantor is not relying on Lender to provide such information either now or in the future; (b) the extension of credit by Lender pursuant to the Note constitutes an economic benefit to Guarantor at least equal to the amount of its obligations hereunder;
(c) this Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except to the extent that the enforceability thereof against Guarantor may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally or by equitable principles of general application;
(d) the execution of this Guaranty by Guarantor, and the performance by Guarantor of its obligations under this Guaranty, will not violate or constitute a default under any material agreement of Guarantor, or any material law, and will not, except as expressly contemplated or permitted in this Guaranty, result in any lien or security interest being imposed on any of Guarantor's property;
(e) there are no pending or threatened material proceedings involving Guarantor; and (f) Guarantor is in compliance with all material laws. All representations, warranties, and covenants of Guarantor contained herein survive the execution and delivery of this Guaranty, and terminate only upon the full and indefeasible payment of all of the Liabilities and when the Lender has no further obligation to extend credit to or for the account of Borrower. Guarantor hereby waives all errors and omissions in connection with the administration of the Liabilities by Lender and any other act or omission of Lender that change the scope of Guarantor's risk hereunder (except errors, acts or omissions in bad faith).

          6. This Guaranty shall not supersede any earlier guaranty of Guarantor in which Lender has an interest nor shall any later guaranty of Guarantor in which Lender has an interest be construed to supersede this Guaranty. The effect of any earlier or later guaranty shall be cumulative with this Guaranty, and this shall be the case whether the interest of Lender in such earlier or later guaranty derives from arrangements made directly with Guarantor or indirectly by way of Lender being a transferee of all or part of obligations of Borrower guaranteed by Guarantor.

          7. The obligations of Guarantor hereunder shall apply to all Liabilities, including Inchoate Liabilities, arising prior to notice in writing from Guarantor that Guarantor will not be responsible for any further
Liabilities or notice from a Guarantor's personal representative that Guarantor has died or been adjudicated incompetent. Any such notice, to be effective, must be actually received by Lender. Notwithstanding the giving of such notice, the obligations of Guarantor shall continue in full force and effect as to all Liabilities then existing including Inchoate Liabilities and to any Liabilities thereafter arising, to the extent that Lender may be bound or permitted by contract or otherwise to create or permit the creation of additional Liabilities including those which may or might have been Inchoate Liabilities at the time such notice is given.

          8. Guarantor waives notice of default by Borrower on any Liability, and it shall not be a condition to the obligations of Guarantor hereunder that Lender notify him, her or it of any such default.

          9. It shall not be a condition to the obligations of Guarantor hereunder that Lender pursue or preserve remedies against Borrower or any other party primarily or secondarily liable on any Liability or that Lender enforce its rights against any collateral for any Liability or for this Guaranty, and Guarantor waives any requirement that Lender so proceed. Guarantor shall have no right of subrogation and hereby waives all rights of Lender hereunder on account of payment by any guarantor of a Liability until all of the Liabilities are paid in full and waives the right to participate in any security now or hereafter  held  by  Lender; provided, however, that once all of the Liabilities
                             --------  -------
are paid in full, Guarantor shall have rights of subrogation with respect to any security for the Liabilities. Any obligation or liability owing from Borrower to Guarantor or held by Guarantor shall be subordinated to payment of all Liabilities and, if appropriate, shall be so marked with an appropriate legend.

          10. All payments received from Guarantor shall be deemed to have been made by Borrower, unless Lender is otherwise advised in writing by Borrower or Guarantor.

          11. Lender is authorized from time to time, without notice to or consent of Guarantor (any requirement of such notice or consent being waived by Guarantor) to renew, extend, refund or amend the terms, including changing the interest rate, of any Liability or any agreement pursuant to which any Liability is created or security therefor is held, in any manner to surrender, release, realize upon or deal with collateral for the Liabilities, exercise or refrain from exercising rights against Borrower or any other guarantor and to settle, release or otherwise enter into agreements regarding the Liabilities with any party primarily or secondarily liable on any Liability. Guarantor hereby expressly waives any requirement of notice to or consent of Guarantor to any other change in the Liabilities including a change in the organizational structure or ownership of Borrower. Lender may apply any collateral for the Liabilities in such order as it may elect and without any obligation to account to Guarantor for the manner or order of application.

          12. The obligations of Guarantor hereunder shall not be impaired by failure on the part of Lender to realize upon, perfect any interest in or protect any of the Liabilities or any security therefor, nor shall such obligations be impaired by any impairment, modification, change, release or limitation of any Liability, or any release of Borrower, resulting from the operation of any present or future provision of the Revised Bankruptcy Act or other similar statute, or from the decision of any court.

          13. Guarantor will deliver to Lender, within thirty (30) days after the filing thereof, copies of all federal and state tax returns, together with current personal financial statements of Guarantor in a form reasonably acceptable to Lender. Guarantor represents and warrants that all of the information contained in each such financial statement are true, correct and accurate in all material respects. Guarantor further represents and warrants that any and all liens and/or encumbrances on Guarantor's respective assets are fully disclosed, reflected and described in said financial statements.

          14. This Guaranty shall inure to the benefit of and may be enforced by Lender, its successors and assigns and any party to whom all or any part of a Liability may be sold, transferred, negotiated or assigned for all such Liabilities. If all or part of a Liability is sold, transferred, negotiated or assigned, Lender shall have the right to enforce this Guaranty as to the remainder.

          15. Actions to enforce this Guaranty may be brought successively against Guarantor or one or more of the other guarantors jointly or severally and against less than all without impairing or affecting the rights of Lender against the others. No release, with or without consideration, nor any action or inaction by Lender as regards less than all such guarantors shall impair the rights of Lender against the others. However, all guarantors, including Guarantor, agree among themselves that no release, compounding or settlement shall impair their rights as among themselves.

          16. Guarantor understands and agrees that this Guaranty will, unless expressly otherwise agreed, be secured by all collateral previously, now or hereafter pledged to Lender by Guarantor and any security interest previously, now or hereafter granted Lender by Guarantor whether such pledge or grant of security interest specifically relates to the Liabilities or not.

          17. Guarantor understands and agrees that in the event any payment made by or on behalf of Borrower respecting any Liability or any portion of any such payment shall at any time be repaid by the recipient in compliance with an order (whether or not final) by a court of competent jurisdiction pursuant to any provision of the Revised Bankruptcy Act as now existing or hereafter amended or applicable state law, the Liabilities shall not be deemed to have been paid to the extent of the repayment so made, the obligations of Guarantor shall continue in full force and effect and such recipient, whether or not that be Lender, will continue to be entitled to the full benefits of this Guaranty, notwithstanding any termination of this Guaranty or the cancellation of any note or other agreement evidencing the Liabilities.

          18. Guarantor's liability under this Guaranty will not be reduced, extinguished, discharged or released by, and Guarantor is not entitled to raise as a defense, and Guarantor waives notice of: any invalidity, irregularity or unenforceability of any Liability; any existing or future offset, claim, counterclaim or defense of Borrower, Guarantor or any other party against Lender or against payment of the Liabilities (whether such offset, claim, counterclaim or defense arises in connection with the Liabilities or the transactions creating the Liabilities or otherwise); waivers of defaults or Events of Default or other waivers under the Loan Agreement, Note or the Pledge Agreement; release of or non-perfection with respect to any or all of the security for the Liabilities; taking or accepting of any other security or collateral for, or guaranty of, any or all of the Liabilities; and other acts or omissions which, in the absence of this Section 18 would operate so as to reduce,
                                    -----------
extinguish, discharge or release Guarantor's liability under this Guaranty (except for payment by Guarantor of the Liabilities or the full and indefeasible payment of the Liabilities and when the Lender has no further obligation to extend credit to or for the account of Borrower). Guarantor understands and agrees that this Guaranty remains fully enforceable notwithstanding any defenses that Borrower may assert on the Liabilities, or on any Liability, including but not limited to failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury.

          19. Guarantor hereby waives (i) diligence, presentment, demand for payment, protest or notice, whether of nonpayment, dishonor, protest or otherwise, (ii) any and all claims, counterclaims or defenses based upon, related to or arising out of (a) any matter referred to in Section 18 of this
                                                              ----------
Guaranty, (b) any issue as to whether any sale or other disposition of any collateral or other security for the Liabilities was conducted in a commercially reasonable fashion, (c) any election of remedies by Lender, and (d) a theory that this Guaranty should be strictly construed against Lender, and (iii) all other defenses under applicable law that would, but for this clause (iii), be available to Guarantor as a defense against, or a reduction, extinguishment, discharge or release of its obligations under, this Guaranty (other than the full and indefeasible payment of the Liabilities and when the Lender has no further obligation to extend credit to or for the account of Borrower).

          20. Guarantor agrees that, while any of the Liabilities are outstanding, Guarantor will not, without Lender's prior written consent (which will not be unreasonably withheld or delayed), transfer a material portion of Guarantor's assets, including transfers into a trust. In the event Guarantor desires to transfer any of its assets into a trust, the trust documents shall be delivered to Lender for its review and approval. In the event the trust documents are approved by Lender and Lender consents to such transfer, Lender's consent thereto shall be conditioned upon such trust executing a guaranty of the Liabilities in favor of Lender. Guarantor acknowledges that Lender is relying on Guarantor's assets and the Pledge Agreement to support the ability of Guarantor to pay the Liabilities and that, consequently, any such transfer without Lender's prior written consent while any of the Liabilities are outstanding would be a conveyance of assets to the trust intended to hinder, delay or defraud Guarantor's creditors generally and Lender specifically.

          21. This Guaranty is secured by a certain Pledge Agreement, dated as of even date herewith (the "Pledge Agreement"), wherein Guarantor has granted Lender a lien and security interest in Guarantor's warrant for the purchase of shares in FHC (the "Warrants"), the corresponding shares of FHC stock in the event the Warrants are exercised, and the associated Registration Rights Agreement. As further security for this Guaranty, Guarantor grants Lender a security interest in any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Guarantor (collectively, the "Deposits"). Upon the occurrence and during the continuance of any event of default under any instruments evidencing the Liabilities, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply the Deposits against any and all of the Liabilities irrespective of whether or not Lender shall have made any demand on Borrower and although such obligations may be contingent or unmatured.

          22. With the exception of any earlier or later guaranty agreement of Guarantor referred to in Section 6 hereof, Guarantor warrants, represents and
                            ---------
agrees that this Guaranty, together with any exhibits or schedules incorporated herein, fully incorporates the entire understanding and agreement between the parties concerning the subject matter hereof and supersedes any and all prior understandings and agreements, whether oral or written, between the parties respecting the subject matter hereof. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any of the terms hereof, nor are there any conditions to the full effectiveness of this Guaranty.

          23. WITHOUT LIMITING THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR AGAINST PROPERTY OF GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY OR GUARANTOR'S LIABILITY HEREUNDER (AN "ACTION") IN THE COURTS OF OTHER JURISDICTIONS, GUARANTOR HEREBY IRREVOCABLY SUBMITS TO AND ACCEPTS THE EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT SITTING IN MISSOURI OR ANY MISSOURI STATE COURT SITTING IN THE CITY OR COUNTY OF ST. LOUIS, MISSOURI, AND GUARANTOR HEREBY IRREVOCABLY AGREES THAT ANY ACTION MAY BE HEARD AND DETERMINED IN SUCH MISSOURI STATE COURT OR IN SUCH FEDERAL COURT. GUARANTOR HEREBY IRREVOCABLY WAIVES AND DISCLAIMS, TO THE FULLEST EXTENT THAT SUCH GUARANTOR MAY EFFECTIVELY DO SO, ANY DEFENSE OR OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY DEFENSE OR OBJECTION TO VENUE BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH SUCH GUARANTOR MAY NOW OR HEREAFTER HAVE TO THE MAINTENANCE OF AN ACTION IN ANY SUCH JURISDICTION. NOTWITHSTANDING THE FOREGOING: (I) LENDER HAS THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR, HIS, HER, ITS OR THEIR PROPERTY IN ANY COURT OF ANY OTHER JURISDICTION LENDER DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON ANY COLLATERAL, REAL ESTATE, THE PLEDGE AGREEMENT OR OTHER SECURITY FOR THE LIABILITIES, AND (II) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS. GUARANTOR HEREBY IRREVOCABLY AGREES THAT THE SUMMONS AND COMPLAINT OR ANY OTHER PROCESS IN ANY ACTION IN ANY SUCH JURISDICTION MAY BE SERVED BY MAILING (USING CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID) TO THE
OFFICE OR RESIDENCE ADDRESS OF SUCH GUARANTOR SET FORTH BELOW OR BY HAND DELIVERY TO A PERSON OF SUITABLE AGE AND DISCRETION AT SUCH ADDRESS. SUCH SERVICE WILL BE COMPLETE ON THE DATE SUCH PROCESS IS SO MAILED OR DELIVERED, AND GUARANTOR SHALL HAVE THIRTY DAYS FROM SUCH COMPLETION OF SERVICE IN WHICH TO RESPOND IN THE MANNER PROVIDED BY LAW. GUARANTOR MAY ALSO BE SERVED IN ANY OTHER MANNER PERMITTED BY LAW, IN WHICH EVENT GUARANTOR'S TIME TO RESPOND SHALL BE THE TIME PROVIDED BY LAW.

          24. GUARANTOR AND THE LENDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVE AND DISCLAIM ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY LIABILITY UNDER THIS GUARANTY.

          25. The word "Guarantor" as used herein refers to the undersigned, his, her, its or their respective heirs, legal representatives, successors and assigns and shall be read in the singular when this Guaranty is executed by only one Guarantor or where the context otherwise requires.

          26. In the event there is more than one Guarantor hereunder, this Guaranty may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. In addition, this Guaranty may contain more than one counterpart of the signature pages and this Guaranty may be executed by the affixing of the signatures of each Guarantor to one of such counterpart signature pages, all of such counterpart signature pages to be read as though one, and they shall have the same force and effect as though each Guarantor had signed the same signature page. For purposes of this Guaranty, a document (or signature page thereto) signed and transmitted by Facsimile machine or telecopier is to be treated as an original document.

          27. All notices, consents, requests and demands to or upon the respective parties hereto must be in writing, and will be deemed to have been given or made when delivered in person to those persons listed on the signature pages hereof or when deposited in the United States mail, postage prepaid, or the overnight courier services, when delivered to the overnight courier service, or in the case of telex or telecopy notice, when sent, verification received, in each case addressed as set forth on the signature pages hereof, or to such other address as either party may designate by notice to the other in accordance with the terms of this Section. No notice given to or demand made on Guarantor by Lender entitles Guarantor to notice or demand in any other instance.

          28. Each of the rights and remedies of Lender under this Guaranty is in addition to all of its other rights and remedies under applicable law, and nothing in this Guaranty may be construed as limiting any such rights or remedies.

          29. Any provision of this Guaranty which is prohibited, unenforceable or not authorized in any jurisdiction is, as to such jurisdiction, ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

          30. This Guaranty is to be governed by and construed and interpreted in accordance with the internal Laws of the State of Missouri applicable to contracts made and to be performed wholly within such state, without regard to choice or conflicts of law principles.

          31. Guarantor, by executing this Guaranty, acknowledges receipt of a copy of this Guaranty and that said Guarantor has had an opportunity to review the terms and conditions hereof.

          32. In addition to the waivers set forth above, if now or hereafter Borrower is or shall become insolvent and the Liabilities shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby waives and relinquishes in favor of Lender and Borrower and their respective successors and assigns any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. Section 547(b), or any successor provision of the Federal Bankruptcy Code.

             THIS GUARANTY CONTAINS A BINDING JURY WAIVER PROVISION.

          IN WITNESS WHEREOF, this Guaranty has been duly executed as of even date herewith.

                                       --------------------------------------
                                       Print  Name:  ____________________

WITNESS:

____________________________
Print  Name:  __________________

                                       Guarantor's  Address:
                                       _______________________
                                       _______________________
                                       _______________________
                                       _______________________  (telephone  no.)
                                       _______________________  (facsimile  no.)

STATE  OF  ____________          )
                                 )     SS
COUNTY  OF  _____________        )

     On this ____ day of _______________, 2001, before me personally appeared ______________________, to me known to be the persons described in and who executed the foregoing instrument, and acknowledged that he executed the same as his/her free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.



                                         _______________________________________
                                         Notary  Public

My  term  expires:

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